EXHIBIT 10.3



                                 PROMISSORY NOTE



         A.B. WATLEY GROUP INC., a Delaware corporation (the "BORROWER"), for value received, promises and agrees to pay to DMG Legacy Institutional Fund LLC, and DMG Legacy Fund LLC (such entities are collectively referred to as the "LENDER"), or order, at the Payment Office (as such term is hereinafter defined) the aggregate principal sum of all Loans (as such term is hereinafter defined) outstanding from time to time under this Note, which aggregate principal sum shall not exceed the maximum amount of NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($900,000.00), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided for herein, and to pay interest on the unpaid principal amount of the Loans made by the Lender to the Borrower hereunder, at such Payment Office, in like money and funds, for the time period commencing on the date each Loan is made until such Loan shall be finally and indefeasibly paid in full, at the rates per annum and on the dates provided for herein.

         The Lender is hereby authorized by the Borrower to endorse on Schedule 1(a) (or continuation thereof) attached to this Note, the principal amount of each Loan, the date such Loan is made, the amount of any payments or prepayments, the dates of any such payments or prepayments, and the principal balance of the Note outstanding from time to time. The entries made by the Lender on Schedule 1(a) (or any continuation thereof) shall be prima facie evidence of the existence and amounts of the obligations recorded therein, provided that any failure by the Lender to make any such endorsement shall not affect the obligations of the Borrower under this Note in respect of the Loans or otherwise.

         By  accepting   this  Note,  the  Lender  agrees  to  comply  with  the
obligations of the Lender that are expressly and specifically set forth herein.

         Section 1. TERMS GENERALLY; ACCOUNTING TERMS; GAAP; DEFINED TERMS. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise
(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person`s successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Note in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Note and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Lender that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Lender notifies the Borrower that the Lender requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

         As used in this Note, the following terms shall have the meanings set forth below:

         "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "AVAILABILITY PERIOD" means the time period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of the termination of the Commitment.

         "BORROWER" has the meaning set forth in the first paragraph of this Note.

         "BORROWING REQUEST" means a request by the Borrower for a Loan in accordance with Section 3.

         "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, New York or Houston, Texas are authorized or required by law to remain closed.

         "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "CHANGE IN CONTROL" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Equity Interests of the Borrower representing more than 20% of the aggregate ordinary voting power represented by all of the issued and outstanding Equity Interests of the Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of the Borrower by any Person or group.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITMENt" means the commitment of the Lender to make Loans hereunder, as such commitment may be reduced from time to time in accordance with the provisions hereof. The initial amount of the Lender`s Commitment is $1,600,000.00.

         "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

         "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

        "DOLLARS" or "$" refers to lawful money of the United States of America.


         "EFFECTIVE  DATE" means the date on which the  conditions  specified in
Section 8(a) are satisfied (or waived in accordance with Section 14).

         "EQUITY INTERESTS" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

         "ERISA EVENT" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "EVENT OF DEFAULT" has the meaning assigned to such term in Section 12.

         "GAAP" means generally accepted accounting principles in the United States of America.

         "GENERAL SECURITY AGREEMENT" has the meaning assigned to such term in the Master Agreement.

         "GUARANTEE" of or by any Person (the "GUARANTOR") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

         "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers` acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person`s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "INDEMNITEE" has the meaning specified in Section 15(b).

         "LENDER" has the meaning specified in the first paragraph of this Note.

         "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "LOAN" means each loan made by the Lender to the  Borrower  pursuant to
Section 3 of this Note.

         "MASTER AGREEMENT" means that certain Master Subordination, Waiver, Release and Indemnification Agreement dated of even date herewith, executed by and among the Borrower, the Lender, SDS Merchant Fund, L.P., and the other parties thereto.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries taken as a whole, (b) the ability of the Borrower to perform any of its obligations under this Note or the documents executed by the Borrower in connection herewith, or (c) the rights of or benefits available to the Lender under this Note.

         "MATERIAL INDEBTEDNESS" means Indebtedness (other than the Loans), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $75,000. For purposes of determining Material Indebtedness, the "PRINCIPAL AMOUNT" of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

         "MATURITY DATE" means the later of (a) June 18, 2002 and (b) the date on which the Lender demands payment hereunder.

         "MOODY`S" means Moody`s Investors Service, Inc.

         "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "NET PROCEEDS" means with respect to any sale, lease or other disposition of any property of the Borrower or any Subsidiary (to the extent that the same is permitted hereunder, herein referred to as a "PERMITTED DISPOSITION"), the gross amount received by the Borrower or any of its Subsidiaries from such Permitted Disposition, MINUS the sum of (a) the amount, if any, of all taxes paid or payable by the Borrower or any of its Subsidiaries directly resulting from such Permitted Disposition (including the amount, if any, estimated by the Borrower in good faith at the time of such Permitted Disposition for taxes payable by the Borrower or any of its Subsidiaries on or measured by net income or gain resulting from such Permitted Disposition), AND
(ii) the reasonable out-of-pocket costs and expenses incurred by the Borrower or such Subsidiary in connection with such Permitted Disposition (including reasonable brokerage fees paid to a Person other an Affiliate of the Borrower, but excluding any fees or expenses paid to an Affiliate of the Borrower).

         "NOTE" means this Promissory Note, as amended, supplemented or modified from time to time.

         "PAYMENT OFFICE" has the meaning specified in Section 7.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "PENSON NOTE" means that certain promissory note of even date herewith in the original principal amount of $1,600,000 executed by the Borrower payable to the order of Penson Financial Services, Inc.

         "PERMITTED ENCUMBRANCES" means:
         (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 10(d);

         (b) carriers`, warehousemen`s, mechanics`, materialmen`s, repairmen`s, Liens related to margin loans, and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 10(d);

         (c) pledges and deposits made in the ordinary course of business in compliance with workers` compensation, unemployment insurance and other social security laws or regulations;

         (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

         (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Section 12;

         (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

         (g) Liens securing the amounts outstanding under this Note;

         (h) Liens granted under the General Security Agreement;

         (i) Liens granted under the Software Security Agreement;

         (j) Liens granted under the Source Code Escrow Agreement;

PROVIDED that, except with respect to clause (b) as it concerns Liens related to margin loans and except with respect to clauses (g) through (j), the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

         "PERMITTED INVESTMENTS" means:

         (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

         (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody`s;

         (c) investments in certificates of deposit, banker`s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

         (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

         (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody`s and (iii) have portfolio assets of at least $5,000,000,000.

         "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

         "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any Subsidiary.

         "SECURITY DOCUMENTS" means the agreements and instruments  described in
Schedule 1(b) hereto and any and all other agreements or instruments now or hereafter executed and delivered by the Borrower or any other Person as security for the payment or performance of the obligations of the Borrower hereunder, including any guarantees of such obligations.

         "S&P" means Standard & Poor`s.

         "SOFTWARE SECURITY AGREEMENT" has the meaning specified in the Master Agreement.

         "SOURCE CODE ESCROW AGREEMENT" has the meaning specified in the Master Agreement.

         "SUBSIDIARY" means, with respect to any Person (the "PARENT") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent`s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

         "SUBSIDIARY" means any subsidiary of the Borrower, including A.B. Watley, Inc.

         "SWAP AGREEMENT" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

         "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         Section 2. COMMITMENT. Subject to the terms and conditions set forth herein, the Lender agrees to make Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in the aggregate principal amount of all Loans outstanding hereunder exceeding the Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may obtain Loans hereunder from time to time, provided that the Borrower may not re-borrow the amount of any Loans that have been paid or prepaid. Unless previously terminated, the Commitment shall terminate on the Maturity Date.

         Section 3. REQUESTS FOR LOANS. To request the funding of a Loan hereunder, the Borrower shall notify the Lender of such request by telephone not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Loan. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Lender of a written Borrowing Request in a form approved by the Lender and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information:

         (a) the aggregate amount of the requested Loan;

         (b) the date on which such Loan is to be made, which shall be a Business Day; and

         (c) the location and number of the Borrower`s account to which the loan funds are to be disbursed.

         Section 4. REPAYMENT OF LOANS; INTEREST. (a) The Borrower shall pay to the Lender the then unpaid aggregate outstanding principal amount of all Loans on the Maturity Date.

         (b) Each Loan shall bear interest at a fixed interest rate of ten percent (10%) per annum from the date such Loan is made until such Loan is finally and indefeasibly paid in full. Accrued interest on each Loan shall be due and payable on the Maturity Date, provided that any interest accrued pursuant to paragraph (c) of this Section shall be payable on demand.

         (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a fixed interest rate of twelve percent (12%) per annum.

         (d) All interest hereunder shall be computed on the basis of a year of 360 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

         Section 5. PREPAYMENTS OF THE LOANS; MANDATORY PREPAYMENTS. (a) The Borrower shall have the right at any time and from time to time to prepay any Loan in whole or in part, provided that the Borrower shall notify the Lender by telephone (confirmed by fax) of any prepayment hereunder not later than 11:00 a.m. New York City time, one Business Day before the date of the prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of the Loan or Loans to be prepaid. Each such prepayment shall be accompanied by accrued unpaid interest on the amount prepaid. The Borrower shall have no right to re-borrow any amounts prepaid.

         (b) At any time that the Borrower and/or any of its Subsidiaries sell, lease, or otherwise dispose of any of their property, the Borrower shall promptly prepay an aggregate principal amount of the Loans (which prepayment shall be pro rata with any contemporaneous prepayment of the loans under the Penson Note) equal to 36% of Net Proceeds in excess of $10,000.

         Section 6. TAXES. Any and all payments by or on account of any obligation of the Borrower hereunder or under any document executed in connection herewith (including the Security Documents) shall be made free and clear of and without deduction for any taxes; provided that if the Borrower shall be required to deduct any taxes from such payments, then (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions and (c) the Borrower shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law.

         Section 7. PAYMENTS GENERALLY. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, or other amounts payable hereunder) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the

Lender, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Lender at its offices at One Soundshore Drive, Greenwich, Connecticut (the "PAYMENT OFFICE"), or such other office as the Lender may direct in writing to the Borrower. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding
Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

         Section 8. CONDITIONS. (a) CONDITIONS PRECEDENT TO INITIAL LOAN. The obligation of the Lender to make its initial Loan shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 14):

                  (i) the Lender shall have received this Note, duly executed and delivered by the Borrower; and

                  (ii) the Lender shall have received the Master Agreement, duly executed and delivered by all parties thereto;

                  (iii) the Lender shall have received the General Security Agreement, duly executed and delivered by all parties thereto;

                  (iv) the Lender shall have received financing statements, as appropriate, sufficient to perfect the security interests created by the General Security Agreement; and

                  (v) the Lender shall have received certified copies of the Penson Note, and the original of the Penson Note shall have by duly executed and delivered by the Borrower to Penson Financial Services Inc. and the conditions precedent for the funding of the initial loan under the Penson Note shall have been satisfied (or waived in accordance with Section 14 of the Penson Note);

                  (vi) the Lender shall have received certified copies of the resolutions of the Board of Directors of the Borrower approving the Loans, this Note, and the Security Documents, and all other documents executed in connection herewith, if any, to which the Borrower is a party and evidencing corporate authorization with respect to such documents;

                  (vii) the Lender shall have received a certificate of the secretary or an assistant secretary of the Borrower certifying (A) the name, title and true signature of each officer of the Borrower authorized to execute this Note and the Security Documents, and (ii) that attached thereto is a true and complete copy of the certificate of incorporation and bylaws of the Borrower, as amended to date, and a recent good standing certificate; and

                  (viii) the Lender shall have received an opinion of counsel addressed to the Lender covering such matters as the Lender may reasonably request.

         (b) CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lender to make each Loan hereunder is also subject to the satisfaction of the following conditions:

                  (i) the representations and warranties of the Borrower set forth in this Note shall be true and correct on and as of the date such Loan is made;

                  (ii) at the time of and immediately after giving effect to the making of such Loan, no Default shall have occurred and be continuing;

                  (iii) contemporaneously with the funding of a Loan under this Note, the Borrower shall have satisfied the conditions for borrowing under the Penson Note and shall obtain a pari passu loan under the Penson Note as contemplated in Recital H of the Master Agreement; and

                  (iv) the Lender shall have received such other documents as the Lender may reasonably request, all in form and substance satisfactory to the Lender.

Each borrowing of a Loan hereunder shall be deemed to constitute a representation and warranty by the Borrower on the date that such Loan is made as to the matters specified in the immediately preceding clauses (i), (ii) and
(iii).

                  Section 9. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lender that:


         (a) ORGANIZATION; POWERS. The Borrower and each of its Subsidiaries is duly organized, validly existing and, except as set forth on Schedule 9(a), in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

         (b) AUTHORIZATION; ENFORCEABILITY. The transactions contemplated by this Note are within the Borrower`s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Note and the other documents executed in connection herewith (including the Security Documents) have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors` rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         (c) GOVERNMENTAL APPROVALS; NO CONFLICTS. The transactions contemplated hereby (i) do not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any governmental authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

         (d) FINANCIAL CONDITION. The Borrower has heretofore furnished to the Lender its (i) Annual Report on Form 10-K/A for the fiscal year ended September 30, 2001, and (ii) Quarterly Reports on Form 10-Q for the period ended December 31, 2001. Such Reports present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject, with respect to the Form 10Q, to year-end audit adjustments.

         (e) PROPERTIES. (i) Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

                  (ii) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         (f) LITIGATION. There are no actions, suits or proceedings by or before any arbitrator or governmental authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than as disclosed on Schedule 9(f) hereto) or (ii) that involve this Note or the transactions contemplated hereby.

         (g) COMPLIANCE WITH LAWS AND AGREEMENTS. Each of the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any governmental authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

         (h) INVESTMENT AND HOLDING COMPANY STATUS. Neither the Borrower nor any of its Subsidiaries is (i) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

         (i) TAXES. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (i) taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (ii) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect or (iii) as disclosed on Schedule 9(a) hereto.

         (j) ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $50,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $50,000 the fair market value of the assets of all such underfunded Plans.

         (k) DISCLOSURE. The Borrower has disclosed to the Lender all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Lender in connection with the negotiation of this Note or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

         (l) SUBSIDIARIES. As of the Effective Date, the Borrower has no Subsidiaries except those shown on Schedule 9(l), which Schedule is complete and accurate.

         Section 10. AFFIRMATIVE COVENANTS. Until the Commitment has expired or been terminated and the principal of and interest on the Loans and all other amounts payable hereunder have been finally and indefeasibly paid in full, the Borrower covenants and agrees with the Lender that:

         (a) FINANCIAL STATEMENTS AND OTHER INFORMATION. The Borrower will furnish to the Lender:

                  (i) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any governmental authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; and

                  (ii) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Note, as the Lender may reasonably request.

         (b) NOTICE OF MATERIAL EVENTS. The Borrower will furnish to the Lender prompt written notice of the following:

                  (i) the occurrence of any Default;

                  (ii) the filing or commencement of any action, suit or proceeding by or before any arbitrator or governmental authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                  (iii) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $50,000; and

                  (iv)  any  other   development   that  results  in,  or  could
reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of the chief financial officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

         (c) EXISTENCE; CONDUCT OF BUSINESS. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business.

         (d) PAYMENT OF OBLIGATIONS. The Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

         (e) MAINTENANCE OF PROPERTIES; INSURANCE. The Borrower will, and will cause each of it Subsidiaries to, (i) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (ii) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

         (f) BOOKS AND RECORDS; INSPECTION RIGHTS. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

         (g) COMPLIANCE WITH LAWS. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any governmental authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         (h) USE OF  PROCEEDS.  The  proceeds of the Loans will be used only for
(a) the payment of operating expenses of the Borrower incurred in the ordinary course of its business, and (b) loans or capital contributions to A.B. Watley, Inc. for use in the ordinary course of its business, provided, that in no event shall all or any part of the proceeds of the Loans be used to acquire Equity Interests in any Person or to acquire material assets from any Person. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any Federal, state or local law, rule or regulation (including investment limitations) or any of the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X.

         Section 11. NEGATIVE COVENANTS. Until the Commitment has expired or been terminated and the principal of and interest on the Loans and all other amounts payable hereunder have been finally and indefeasibly paid in full, the Borrower covenants and agrees with the Lender that:

         (a) INDEBTEDNESS. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                  (i) Indebtedness created hereunder and under the Penson Note;

                  (ii) Indebtedness existing on the date hereof and set forth in
Schedule 11(a) , but not any extensions, renewals and replacements of any such Indebtedness; and

                  (iii) other unsecured Indebtedness of the Borrower and/or any of its Subsidiaries in an aggregate principal amount not exceeding $100,000 at any time outstanding.

         (b) LIENS. The Borrower will not. and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                  (i) Permitted Encumbrances; and

                  (ii) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 11(b); provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof.

         (c) FUNDAMENTAL CHANGES. (i) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired), or liquidate or dissolve, except that the Borrower or any Subsidiary may (A) sell inventory or other similar assets in the ordinary course of business, and (B) sell, transfer or otherwise dispose of personal property in the ordinary course of business or when, in the reasonable judgment of the Borrower or such

Subsidiary, such property is no longer used or useful in the conduct of its business.

                           (ii) The  Borrower  will not, and will not permit any
of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date of execution of this Note and businesses reasonably related thereto.

         (d) INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

                  (i) Permitted Investments;

                  (ii) investments by the Borrower existing on the date hereof in the capital stock of its Subsidiaries;

                  (iii) loans or advances made by the Borrower to A.B. Watley, Inc.; (iv) Guarantees constituting Indebtedness permitted by
                  Section 11(a); and

                  (v) investments that exist on the date hereof and that are disclosed in Schedule 11(d) hereto.

         (e) SWAP AGREEMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Swap Agreement, except (i) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Borrower or any of its Subsidiaries), and (ii) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary.

         (f) RESTRICTED PAYMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (ii) Subsidiaries may declare and pay dividends to the Borrower, and (iii) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries.

         (g) TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its

Affiliates, except (i) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm`s-length basis from unrelated third parties, and (ii) any Restricted Payment permitted by Section 11(f).

         (h) RESTRICTIVE AGREEMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (ii)
the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the
Borrower or any other Subsidiary, provided that (A) the foregoing shall not apply to restrictions and conditions imposed by law or by this Note or the Penson Note, (B) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 11(h) (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (C) the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Note if such restrictions or conditions apply only to the property or assets securing such Indebtedness, and (D) the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

         (i) STOCK. The Borrow will not authorize or issue any capital stock to any Person.

         Section 12. EVENTS OF DEFAULT. If any of the following events ("EVENTS OF DEFAULT") shall occur:

         (a) the Borrower shall fail to pay any principal of or interest on any Loan or any other amount payable under this Note, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

         (b) any material provision of this Note or the Security Documents after delivery thereof shall, for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable (except as such enforceability may be limited as stated in Section 9(b)) in accordance with its terms, or, in the case of any Security Document purporting to create a Lien, cease to create a valid and perfected Lien of the priority contemplated thereby on any of the collateral purported to be covered thereby, or the Borrower (or any other Person who may have granted or purported to grant such a Lien) shall so state in writing;

         (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Note or any Security Document or any amendment or modification hereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Note or any Security Document or any amendment or modification hereof or waiver hereunder or thereunder, shall prove to have been incorrect when made or deemed made;

         (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Sections 8(c), 10(b), 10(c) (with respect to the Borrower`s existence), or 10(h) or in Section 11;

         (e) (i) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Note (other than those specified in clause (a), (b) or (d) of this Section), and such failure shall continue unremedied for a period of 10 days after notice thereof from the Lender to the Borrower, or (ii) default is made in the due observance or performance by the Borrower or any Subsidiary of any of the covenants or agreements contained in any of the Security Documents, and such default continues unremedied beyond the expiration of any applicable grace period which may be expressly allowed under such Security Document;

         (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

         (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

         (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or their respective debts, or of a substantial part of their respective assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of their respective assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

         (i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or such Subsidiary or for a substantial part of their respective assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

         (j) the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

         (k) one or more judgments for the payment of money in an aggregate amount in excess of $75,000 shall be rendered against the Borrower, any Subsidiary, or any combination thereof, and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

         (l) an ERISA Event shall have occurred that, in the opinion of the Lender, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or

         (m) a Change in Control shall occur;

         then, and in every such event (other than an event with respect to the Borrower or any Subsidiary described in clause (h) or (i) of this Section), and at any time thereafter during the continuance of such event, the Lender may, by notice to the Borrower, take either or both of the following actions, as the same time or different times: (i) terminate the Commitment, and thereupon the Commitment shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower or any Subsidiary described in clause (h) or (i) of this Section, the Commitment shall automatically terminate and the principal of all Loans then outstanding, together with accrued interest thereon and all other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         Section 13. NOTICES. (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

                  (i) if to the Borrower, to it at 40 Wall Street, New York, New York 10005, Attention of Leon Ferguson (Fax No. 212-422-1724); and

                  (ii)  if  to  the  Lender,  to  it at  One  Soundshore  Drive,
         Greenwich,   Connecticut,   Attention   of   Tom   McAuley   (Fax   No.
         203-629-0435).

         (b) Any party hereto may change its address or fax number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Note shall be deemed to have been given on the date of receipt.

         Section 14. WAIVERS; AMENDMENTS. (a) No failure or delay by the Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Note or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         (b) Neither this Note nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Lender.

         Section 15. EXPENSES; INDEMNITY; DAMAGE WAVIER. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Lender, including the reasonable fees, charges and disbursements of counsel for the Lender, in connection with the preparation and administration of this Note and the Security Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out-of-pocket expenses incurred by the Lender, including the fees, charges and disbursements of any counsel for the Lender, in connection with the enforcement or protection of its rights in connection with this Note and the Security Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of any Loan.

         (b) The Borrower shall indemnify the Lender and its Affiliates and the respective directors, officers, employees, agents and advisors of the Lender and its Affiliates (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Note, the Security Documents or any agreement or instrument contemplated hereby or thereby, or the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby or thereby, (ii) the Loans or the use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

         (c) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Note or any agreement or instrument contemplated hereby, the Loans, or the use of the proceeds thereof.

         (d) All amounts due under this Section shall be payable promptly after written demand therefor.

         Section 16. SUCCESSORS AND ASSIGNS. The provisions of this Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Note, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, and the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Note. The Lender may assign to one or more assignees all or a portion of its rights and obligations under this Note (including all or a portion of any Loan at the time owing to it) without the consent of the Borrower.

         Section 17. SURVIVAL. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Note shall be considered to have been relied upon by the Lender and shall survive the execution and delivery of this Note and the making of each Loan, regardless of any investigation made by any such the Lender or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other amount payable under this
Note is outstanding and unpaid. The provisions of Sections 6 and 15 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, or the termination of this Note or any provision hereof.

         Section 18. INTEGRATION. This Note and the other agreements executed in connection herewith constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

         Section 19. SEVERABILITY. Any provision of this Note held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         Section 20. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, the Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any obligations at any time owing by the Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Note, irrespective of whether or not the Lender shall have made any demand under this Note and although such obligations may be unmatured. The rights of the Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which the Lender may have.

         Section 21. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.
(a) This Note shall be construed in accordance with and governed by the law of the State of New York.

         (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the District Court of the State of Texas sitting in Harris County, Texas and of the United States District Court of the Southern District of Texas, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Texas State or, to the extent permitted by law, in such Federal court. Such Texas State court or federal court shall apply the substantive laws of the State of New York in interpreting and construing this Note. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note against the Borrower or its properties in the courts of any jurisdiction.

         (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note in any court referred to in paragraph
(b) of this Section. Each of the Borrower and the Lender hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d) The Borrower and the Lender hereto irrevocably consent to service of process in the manner provided for notices in Section 13. Nothing in this will affect the right of the Borrower or the Lender to serve process in any other manner permitted by law.

         Section 22. WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE BORROWER AND THE LENDER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Borrower has executed this Promissory Note as of the 27th day of March, 2002.



                            A.B. WATLEY GROUP INC.



                        By:_____________________________
                            Name:
                            Title:

                                  SCHEDULE 1(A)

                           INFORMATION REGARDING LOANS


         The foregoing Note evidences Loans made by the Lender to the Borrower, which Loans were in the principal amounts and were made and repaid or prepaid on the dates set forth below:


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
PRINCIPAL AMOUNT OF       DATE EACH LOAN WAS     DATE OF PAYMENT OR      AMOUNT PAID OR         BALANCE OUTSTANDING
EACH LOAN                 MADE                   PREPAYMENT              PREPAID
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                                  SCHEDULE 1(B)

                               SECURITY DOCUMENTS


         1. Master Agreement

         2. General Security Agreement

         3. Software Security Agreement

         4. Source Code Escrow Agreement

                                  SCHEDULE 9(A)

               EXCEPTION TO GOOD STANDING AND TAX REPRESENTATIONS


         The Borrower is delinquent in the payment of approximately $95,000 in Delaware franchise taxes, which franchise taxes were due on March 1, 2002.

                                  SCHEDULE 9(F)

                                   LITIGATION

                                  SCHEDULE 9(L)

                                  SUBSIDIARIES

                                 SCHEDULE 11(A)

                                  INDEBTEDNESS

                                 SCHEDULE 11(B)

                                      LIENS

                                 SCHEDULE 11(D)

                                   INVESTMENTS

                                 SCHEDULE 11(H)

                             RESTRICTIVE AGREEMENTS